FIST1 P1 07/19

SUPPLEMENT DATED JUly 18, 2019

TO THE PROSPECTUS DATED MARCH 1, 2019

OF

FRANKLIN REAL RETURN FUND

(a series of Franklin Investors Securities Trust)

The Board of Trustees of Franklin Investors Securities Trust recently approved a proposal to reorganize the Franklin Real Return Fund (the “Fund”) with and into the Franklin Total Return Fund, each a series of Franklin Investors Securities Trust.

It is anticipated that in the third quarter of 2019, shareholders of the Fund will receive a proxy card and a Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about January 31, 2020, but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on August 27, 2019, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on August 27, 2019 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on August 27, 2019: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 27, 2019; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on August 27, 2019. The Fund will not accept any additional purchases or exchanges after the close of market on or about January 29, 2020. The Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.